Rule 497(e)
                                                           File Nos. 333-52956;
                                                                      811-07549

                          SCHWAB signature(TM) ANNUITY
                         SUPPLEMENT DATED MARCH 28, 2005
                   To the Prospectus dated May 3, 2004 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company


Dear Schwabsignature Annuity(TM) Contract Owner:

Effective April 29, 2005 (the "Closing Date"), the Schwabsignature Annuity(TM) will no longer accept new Contributions or Transfers to the following Portfolio Sub-Accounts in your Contract:

Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares;
Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares; and
AIM V.I. High Yield Fund - Series I Shares (collectively, the "Closed Funds").

As a result, effective as of the Closing Date, the Closed Funds will be closed to new Contributions and incoming Transfers. Any Contract Owner utilizing the Automatic Bank Draft Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account(s) of the Closed Funds should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Closing Date, any assets invested in, and any allocations made to, the Sub-Account(s) of the Closed Funds will be directed to the Schwab Money Market(TM) Portfolio Sub-Account.

Prior to the Closing Date, you may (i) Transfer assets invested in the Sub-Account(s) of the Closed Funds to any other Portfolio Sub-Account offered under your Contract, (ii) withdraw amount(s) from the Sub-Account(s) or (iii) maintain your investment(s) in the Sub-Account(s) of the Closed Funds.

You may elect to transfer your contract value in the Sub-Account(s) of the Closed Funds before the Closing Date by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account(s) of the Closed Funds to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwabsignature Annuity(TM) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

       This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 3, 2004.

               Please keep this supplement for future reference.